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                                                       Dauby O'Connor & Zaleski
                                                    A Limited Liability Company
                                                   Certified Public Accountants

                           Consent of Independent Auditors



We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated as referred to in Schedule I with respect to the audits referred to in Schedule I for the year ended December 31, 1994, and to the inclusion in this Current Report on Form 8-K of our reports dated as referred to in Schedule II with respect to the audits referred to in Schedule II for the year ended December 31, 1995. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755) all filed with the Securities and Exchange Commission.

                                               /s/ Dauby O'Connor & Zaleski, LLC
June 23, 1997                                  Dauby O'Connor & Zaleski, LLC
Indianapolis, Indiana                          Certified Public Accountants


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                                      SCHEDULE I
                     AUDITS FOR THE YEAR ENDED DECEMBER 31, 1994

Report Date                            Partnership Name

January 7, 1995                        Brookview Apartments Company Limited
March 13, 1995                         Clover Ridge East Limited Partnership
January 7, 1995                        Colony Apartments Company Limited
January 25, 1995                       East Hampton Limited Partnership
January 25, 1995                       Edgewood II Associates
January 20, 1995                       Fairburn & Gordon Associates, Phase I
January 20, 1995                       Fairburn & Gordon Associates, Phase II
January 30, 1995                       Laing Village
January 25, 1995                       Oakland City/West End Associates, Ltd.
January 30, 1995                       Orangeburg Manor
February 6, 1995, except for Note 8
 which is dated June 9, 1995           Parkways Associates
January 25, 1995                       Pleasant Valley Apartments, Ltd.
January 25, 1995                       Sandy Springs Associates, Ltd.
February 8, 1995                       The Oak Park Partnership
February 6, 1995, except for Note 8
 which is dated June 9, 1995           The Rogers Park Partnership
February 8, 1995                       Tiffany Rehab Associates
January 20, 1995                       Village Green Apartments Company Limited
January 25, 1995                       Vineville Towers Associates, Ltd.
January 20, 1995                       Westgate Apartments

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                                SCHEDULE II
                AUDITS FOR THE YEAR ENDED DECEMBER 31, 1995

Report Date               Partnership Name

January 19, 1996          Brookview Apartments Company Limited
February 22, 1996         Clover Ridge East Limited Partnership
January 19, 1996          Colony Apartments Company Limited
January 19, 1996          East Hampton Limited Partnership
January 19, 1996          Edgewood II Associates
January 19, 1996          Fairburn & Gordon Associates, Phase I
January 19, 1996          Fairburn & Gordon Associates, Phase II
January 19, 1996          Laing Village
January 19, 1996          Oakland City/West End Associates, Ltd.
January 19, 1996          Orangeburg Manor
January 19, 1996          Pleasant Valley Apartments, Ltd.
January 25, 1996          Sandy Springs Associates, Ltd.
February 22, 1996         Tiffany Rehab Associates
January 19, 1996          Village Green Apartments Company Limited
January 19, 1996          Vineville Towers Associates, Ltd.
January 19, 1996          Westgate Apartments